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GE Investments Funds, Inc.

Supplement Dated June 6, 2003

To Prospectus Dated May 1, 2003

Effective September, 2003, David B. Carlson will replace Eugene K. Bolton as the manager of U.S. equity investments for GE Asset Management and will become the portfolio manager of the U.S. Equity Fund. As a result, the paragraph describing Eugene K. Bolton on page 54 of the Prospectus is deleted in its entirety and paragraph 2 on page 54 of the Prospectus will be deleted in its entirety and will be replaced with the following language:

David B. Carlson is a Director and Executive Vice President of GE Asset Management. He manages the overall U.S. equity investments for GE Asset Management and leads a team of portfolio managers for the U.S. Equity Fund and has served in that capacity since September, 2003. Mr. Carlson also serves as portfolio manager for the Premier Growth Equity Fund and is responsible for the domestic equity portion of the Total Return Fund. He has served in those capacities since each Fund’s commencement. Mr. Carlson joined GE Asset Management in 1982 as a Securities Analyst for Investment Operations. He became a Vice President for Mutual Fund Portfolios in 1987 and a Senior Vice President in 1989.